Schedule of Other Assets (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Indemnification assets	[1]	R$ 135,355	R$ 53,499
Judicial deposits		18,825	1,451
Prepaid expenses		10,110	2,291
Other FIES receivables		21,450	10,411
Other assets		37,099	35,999
Total		222,839	103,651
Current		42,533	29,614
Non-current		R$ 180,306	R$ 74,037

[1]	Under the terms of the Share Purchase and Sale Agreements ("Agreements") between the Company and the selling shareholders of the subsidiaries acquired, the Company assesses that the selling shareholders are exclusively responsible for any provisions (including labor, tax and civil), which are or will be the subject of a claim by any third party, arising from the act or fact occurred, by action or omission, prior to or on the closing dates of the acquisitions.